UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2007

SIMEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26599	58-2465647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

4545 Wieuca Road, Bldg 2

Atlanta, Georgia 30342

 (Address of principal executive offices) (Zip Code)

(404) 236-0134

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement.

On October 12, 2007, Simex Technologies, Inc. (“Simex”) entered into an Agreement and Plan of Merger with College Tonight, Inc. (“CT”).  Under the Agreement, Simex would

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acquire CT by the merger of CT with and into Simex CT Acquisition Corp., a wholly-owned subsidiary of Simex.   Material terms and conditions of the merger include:

•

CT will merge with and into Simex CT Acquisition Corp., a wholly-owned subsidiary of Simex, and thereby become a wholly-owned subsidiary of Simex;

•

Simex will issue 2,412,800 shares of a newly-created Series A Convertible Preferred Stock in exchange for all of the issued and outstanding shares of CT;

•

Prior to the merger, Simex must have settled all outstanding payables and notes, and caused certain outstanding notes to convert into common stock;

•

Prior to the merger, Simex must have obtained the cancellation of 18,645,000 shares of its common stock;

•

Prior to the merger, Simex must have filed all periodic reports required by Sections 13 or 15 of the Securities Exchange Act to bring Simex current on its reporting obligations;

•

Prior to the merger, Simex must have raised at least $850,000 in a private offering to accredited investors;

•

As soon as practical after the merger, Simex will hold a shareholders’ meeting to approve a one for four reverse stock split, an increase of its authorized shares of common stock to 100,000,000, and a change of its name to “College Tonight, Inc.;”

•

Immediately after the one for four reverse split, each share of Series A Convertible Preferred Stock will automatically convert into 10 shares of Simex common stock, resulting in the issuance of 24,128,000 additional shares of common stock.

Simex expects all conditions to be satisfied for a closing by October 31, 2007.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Simex has commenced a private offering of common stock at $0.10 per share.  The maximum number of shares that may be sold in the offering is 16,500,000, for gross proceeds of $1,650,000.  All subscriptions will be held in escrow, and released only upon satisfaction of the following conditions:

•

Simex must have received subscriptions for a minimum amount of 8,500,000 shares, or gross proceeds of $850,000;

•

Simex must have filed all periodic reports required by Sections 13 or 15 of the Securities Exchange Act to bring Simex current on its reporting obligations, and subscribers been given a chance to review same; and

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•

Simex must have closed on the acquisition of CT on terms substantially the same as set forth in that Agreement and Plan of Merger between College Tonight, Inc., Simex CT Acquisition Corp., and the Company, including satisfaction of all conditions to closing set forth therein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

2.1	Agreement and Plan of Merger between Simex Technologies, Inc., Simex CT Acquisition Corp., and College Tonight, Inc.
99.1	Press Release of Simex Technologies, Inc. dated October 16, 2007

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIMEX TECHNOLOGIES, INC.
Date: October 18, 2007	/s/ Warren L. Traver
By: Warren L. Traver, Vice President

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger between Simex Technologies, Inc., Simex CT Acquisition Corp., and College Tonight, Inc.
99.1	Press Release of Simex Technologies, Inc. dated October 16, 2007

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